Exhibit 3.1

SECOND AMENDMENT

TO

THIRTEENTH AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

PROLOGIS, L.P.

October 7, 2015

THIS SECOND AMENDMENT (this “Amendment”) to the THIRTEENTH AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP of PROLOGIS, L.P. is made and entered into as of October 7, 2015.

W I T N E S S E T H:

WHEREAS, Prologis, L.P. (the “Partnership”), a Delaware limited partnership, exists pursuant to that certain Thirteenth Amended and Restated Agreement of Limited Partnership dated as of June 3, 2011 (as amended by the First Amendment dated as of February 27, 2014, the “Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, Prologis, Inc., a Maryland corporation, is the sole general partner of the Partnership (the “Company”);

WHEREAS, pursuant to the Contribution Agreement, dated as of February 10, 2015, by and among the General Partner, the Partnership, Morris Realty Associates, LLC, a New Jersey limited liability company, and the other contributors a party thereto, the Company desires to establish a class of partnership interests having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein, such partnership interest to be expressed as a number of partnership units to be referred to as Class A Convertible Common Units.

WHEREAS, Section 4.3.C of the Partnership Agreement provides that the General Partner may accept additional capital contributions of cash, real property or other non-cash assets and in connection with any such additional capital contributions (of cash or property), the General Partner is authorized to cause the Partnership from time to time to issue additional partnership units or other partnership interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers, and duties, including rights, powers, and duties senior to then existing limited partnership interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, and as set forth by amendment to the Partnership Agreement, including without limitation: (i) the allocations of items of Partnership income, gain, loss, deduction, and credit to such class or series of partnership interests; (ii) the right of each such class or series of partnership interests to share in Partnership distributions; (iii) the rights of each such class or series of partnership interests upon dissolution and liquidation of the Partnership; and (iv) the right to vote.

WHEREAS, in the event that the Partnership issues additional partnership interests pursuant to Section 4.3.C of the Partnership Agreement, the General Partner shall make such revisions to the Partnership Agreement (including but not limited to the revisions described in Sections 5.4, 6.2.C, and 8.6 thereof) as it determines are necessary to reflect the issuance of such additional partnership interests.

WHEREAS, pursuant to Sections 7.3.D(ii) and (iii), the Partnership Agreement may be amended by the General Partner without the Consent of Partners to reflect the issuance of additional Partnership Interests pursuant to Section 4.3.C, the admission of Partners (which may be effected through the replacement of Exhibit A with an amended Exhibit A), and to set forth or amend the designations, rights, powers, duties and preferences of the holders of any additional Partnership Interests issued pursuant to Article 4, provided that the General Partner is required to provide notice to the Limited partners when any such action is taken;

WHEREAS, pursuant to Section 12.2.B of the Partnership Agreement, the admission of any person as an Additional Limited Partner shall become effective on the date upon which the name of such person is recorded on the books and records of the Partnership, following the receipt of the Capital Contribution in respect of such Limited Partner, the documents set forth in Section 12.2.A of the Partnership Agreement and the consent of the General Partner to such admission.

NOW, THEREFORE, pursuant to Sections 2.4 and 7.3.D(ii) and (iii) of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows:

SECTION 1. DEFINED TERMS

Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement. If the same term is defined both herein and in the Partnership Agreement, the definition herein shall supersede and replace in its entirety the definition set forth in the Partnership Agreement for all purposes. The following defined terms used in this Amendment or elsewhere in the Partnership Agreement shall have the meanings specified below:

“Class A Convertible Common Unit” means a Partnership Unit which is designated as a Class A Convertible Common Unit having the rights, powers, privileges, restrictions, qualifications and limitations set forth in Exhibit L hereto and elsewhere in this Amendment and the Partnership Agreement in respect of the Class A Convertible Common Unit Limited Partner.

“Class A Convertible Common Unit Distribution Amount” shall mean an amount equal to $0.64665 per quarter per Class A Convertible Common Unit then outstanding, as and when declared by the Partnership.

“Class A Convertible Common Unit Distribution Percentage” means, for any Partnership Year, the percentage obtained by dividing (i) the aggregate amount distributed in respect of the Class A Convertible Common Units during such Partnership Year by (ii) the sum of (A) the aggregate amount distributed in respect of the Class A Convertible Common Units during such Partnership Year and (B) the aggregate amount distributed in respect of the Common Units and the LTIP Units during such Partnership Year.

“Class A Convertible Common Unit Limited Partner” means any Person that holds Class A Convertible Common Units and is named as a Class A Convertible Common Unit Limited Partner in the books and records of the Partnership (including, if applicable, Exhibit A attached hereto, as such Exhibit may be amended from time to time, to the extent applicable to the holding of such Class A Convertible Common Units or Common Units issued to a Class A Convertible Common Unit Limited Partner as provided in Exhibit L hereto).

“Class A Convertible Common Unit Price” means $43.11 per Class A Convertible Common Unit.

“Common Limited Partner” means a holder of a Common Unit.

“Common Unit” means each Partnership Unit that (i) is not entitled to any preference with respect to any other Partnership Unit as to distribution or voluntary or involuntary liquidation, dissolution or winding up of the Partnership and (ii) is not an LTIP Unit or a Class A Convertible Common Unit, and references to a “Common Partnership Unit” in the Partnership Agreement shall mean a Common Unit.

“Common Unit Distribution Percentage” means, for any Partnership Year, the percentage obtained by dividing (i) the aggregate amount distributed in respect of the Common Units and the LTIP Units during such Partnership Year by (ii) the sum of (A) the aggregate amount distributed in respect of the Class A Convertible Common Units during such Partnership Year and (B) the aggregate amount distributed in respect of the Common Units and the LTIP Units during such Partnership Year.

SECTION 2. EXHIBIT L TERMS.

In making distributions pursuant to Section 5.1 of the Partnership Agreement and allocations pursuant to Article 6 of the Partnership Agreement, the General Partner of the Partnership shall take into account the provisions of Exhibit L hereto.

SECTION 3. ARTICLE 4 AMENDMENTS.

Article 4 of the Partnership Agreement is hereby supplemented by adding the following Section 4.7 thereto:

4.7 Partnership Unit Certificates.

A. Partnership Interests. Each Partnership Interest shall constitute and shall remain a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. § 8-101, et. seq.) (the “UCC”), such provision of Article 8 of the UCC shall be controlling.

B. Certificates.

(i) Without any further act, vote or approval of any Person, upon the determination of the General Partner, the Partnership may issue one or more non-negotiable certificates in the name of a Partner substantially in the form of Exhibit D-1 or D-2, as applicable, or in such form as the General Partner may determine with respect to any class of Partnership Units issued from time to time under Sections 4.1 and 4.3, which evidences the ownership of the Partnership Units. Each such certificate shall be denominated in terms of number of Partnership Units evidenced by such certificate and shall be signed by the General Partner on behalf of the Partnership.

(ii) Upon the determination of the General Partner or the request of a Partner, the Partnership shall issue a new certificate in place of any certificate previously issued if the holder of the Partnership Units represented by such certificate, as reflected on the books and records of the Partnership:

(1)	makes proof by affidavit, in form and substance satisfactory to the General Partner, that such previously issued certificate has been lost, stolen or destroyed;

(2)	requests the issuance of a new certificate before the General Partner has notice that such previously issued certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(3)	if requested by the General Partner, delivers to the Partnership a bond, in form and substance satisfactory to the General Partner, with such surety or sureties as the General Partner may direct, to indemnify the Partnership against any claim that may be made on account of the alleged loss, destruction or theft of the previously issued certificate; and

(4)	satisfies any other reasonable requirements imposed by the General Partner.

(iii) Upon a Partner’s transfer in accordance with the provisions of this Agreement of any or all Partnership Units represented by a certificate, the transferee of such Partnership Units shall deliver such certificate to the Partnership for cancellation (executed by such transferee on the reverse side thereof), and upon the determination of the General Partner or the request of a Partner, the Partnership shall issue a new certificate to such transferee for the Partnership Units being transferred and, if applicable, cause to be issued to such Partner a new certificate for that number of Partnership Units that were represented by the canceled certificate and that are not being transferred.

C. Registration of Partnership Units. The Partnership shall maintain books for the purpose of registering the transfer of Partnership Units. Notwithstanding any provision of this Agreement to the contrary, a transfer of Partnership Units that are represented by a certificate a requires delivery of an endorsed certificate and shall be effective upon registration of such transfer in the books of the Partnership.

D. Redemptions. In connection with the redemption of any Partnership Units that are represented by a certificate in accordance with Section 8.6 of this Agreement or otherwise, on or before the redemption date, the Partner that is redeeming its interest shall present and surrender the certificates representing Partnership Units to the Partnership at the place designated by the General Partner in connection with such redemption. If fewer than all the Partnership Units represented by any such certificate are to be redeemed, upon the determination of the General Partner, a new certificate may be issued representing the unredeemed Partnership Units.

SECTION 4. ARTICLE 6 AMENDMENTS.

Section 6.2.B.1(f) of the Partnership Agreement shall be replaced with the following new Section 6.2.B.1(f):

(f) Sixth, (i) the Common Unit Distribution Percentage to the General Partner and the Limited Partners holding Common Units in accordance with their Percentage Interests in the Common Units and (ii) the Class A Convertible Common Unit Distribution Percentage to the Class A Convertible Common Unit Limited Partners in accordance with their Percentage Interests in the Class A Convertible Common Units; provided that if there have been no distributions made in respect of the Common Units and the Class A Convertible Common Units during such Partnership Year then any remaining Net Income shall be allocated 100% to the General Partner, the Limited Partners holding Common Units and the Class A Convertible Common Unit Limited Partners in accordance with their respective Percentage Interests in the Common Units determined by including the Class A Convertible Common Units in the number of outstanding Common Units on an as converted basis.

Section 6.2.B.2(a) of the Partnership Agreement shall be replaced with the following new Section 6.2.B.2(a):

(a) First, 100% to the General Partner, the Limited Partners holding Common Units and the Class A Convertible Common Unit Limited Partners in accordance with their respective Percentage Interests in the Common Units determined by including the Class A Convertible Common Units in the number of outstanding Common Units on an as converted basis (to the extent consistent with this Section 6.2.B.2(a)) until the Adjusted Capital Account (ignoring for this purpose any amounts a Partner is obligated to contribute to the capital of the Partnership or is deemed obligated to contribute pursuant to Regulations Section 1.704-1(b)(2)(ii)(c)(2) and ignoring the Partner’s Series Q Preferred Capital and any portion of the Partner’s Capital Account balance attributable to any other series of Preferred Units) of each such Partner is zero;

Article 6 of the Partnership Agreement shall be amended by adding the following new Sections 6.8 and 6.9:

Section 6.8 Capital Account Adjustments in Connection with the Conversion of Class A Convertible Common Units. Immediately after the conversion of a Class A Convertible Common Unit into a Common Unit, the General Partner may cause the Gross Asset Values of all Partnership assets to be adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value and to adjust the Partners’ Capital Account balances, as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Section 1.704-1(b)(2)(iv)(s).

Section 6.9 Corrective Allocations. Beginning with a Partnership Year in which capital is reallocated pursuant to Regulations Section 1.704-1(b)(2)(iv)(s)(3) between a Partner who has converted a Class A Convertible Common Unit into a Common Unit and the other Partners, the Partnership shall make corrective allocations of items of gross income and gain, or gross loss and deduction, as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Section 1.704-1(b)(4)(x).

SECTION 5. ARTICLE 8 AMENDMENTS.

Article 8 of the Partnership Agreement is hereby supplemented by adding the following paragraph I at the end of Section 8.6 thereof:

I. Holders of Class A Convertible Common Units shall not be entitled to the Redemption rights provided for in Section 8.6 of this Agreement.

SECTION 6. ARTICLE 11 AMENDMENTS.

Sections 11.3.D, 11.6.E and 11.6.F of the Partnership Agreement are hereby amended by replacing the first parenthetical phrase in each subsection with the following new parenthetical phrases:

D. (including any Redemption or exchange for REIT Shares pursuant to Section 8.6, or any other acquisition of Common Units, Class A Convertible Common Units or LTIP Units by the General Partner or the Partnership)

E. (including by way of any acquisition of Common Units, Class A Convertible Common Units or LTIP Units by the Partnership or the General Partner)

F. (including any acquisition of Common Units, Class A Convertible Common Units or LTIP Units by the Partnership or the General Partner)

SECTION 7. AMENDMENTS TO EXHIBITS.

Exhibit B to the Partnership Agreement is hereby superseded and replaced by Exhibit B to this Amendment.

Exhibits D-1 and D-2 to the Partnership Agreement are hereby superseded and replaced by Exhibits D-1 and D-2 to this Amendment, respectively.

SECTION 8. NEW EXHIBIT L.

The Partnership Agreement is hereby supplemented by adding after Exhibit K thereof a new Exhibit L as follows:

EXHIBIT L

CLASS A CONVERTIBLE COMMON UNITS

Section 1.1 Designation and Number; Definitions

A class of Partnership Units in the Partnership designated as the “Class A Convertible Common Units” is hereby established. The number of Class A Convertible Common Units that may be issued shall not be limited. The following defined terms used in this Exhibit L shall have the meanings specified below:

“Class A Convertible Common Unit Conversion Date” has the meaning set forth in Section 1.9.B.

“Class A Convertible Common Unit Conversion Factor” shall mean, with respect to a relevant conversion date, the applicable conversion factor determined in accordance with Schedule L-1 hereto, subject to the adjustments set forth therein.

“Class A Convertible Common Unit Conversion Notice” has the meaning set forth in Section 1.9.B.

“Class A Convertible Common Unit Conversion Right” has the meaning set forth in Section 1.9.A.

“Class A Convertible Common Unit Forced Conversion” has the meaning set forth in Section 1.14.D.

“Class A Convertible Common Unit Forced Conversion Notice” has the meaning set forth in Section 1.14.D.

Section 1.2 Ranking

Except as otherwise provided in this Exhibit L or elsewhere in the Partnership Agreement, the Class A Convertible Common Units shall, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding up or dissolution of the Partnership, rank (i) on a parity with the Common Units, the LTIP Units and all other Parity Preferred Units; and (ii) junior to all Partnership Units which rank senior to the Common Units.

Section 1.3 Issuance of Class A Convertible Common Units

The General Partner may, at any time and from time to time, determine to issue Class A Convertible Common Units in accordance with Section 4.3.C of the Partnership Agreement. In connection with any such issuance, the General Partner shall (i) determine the amount of the Capital Contribution to be made in connection with such issuance and the manner in which such Capital Contribution shall be made, and (ii) make such revisions to the Partnership Agreement (including but not limited to the revisions described in Sections 5.4, 6.2.C, and 8.6) as it determines are necessary to reflect the issuance of such Class A Convertible Common Units. Upon the making of the Capital Contribution determined by the General Partner, the holder of such Class A Convertible Common Units shall be admitted to the Partnership as an Additional Limited Partner upon furnishing to the General Partner (A) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of the Partnership Agreement, including, without limitation, the power of attorney granted in Section 2.4 of the Partnership Agreement, and (B) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner. Pursuant to Section 12.2.B of the Partnership Agreement, the admission of an Additional Limited Partner shall become effective on the date upon which the name of such person is recorded by the General Partner in the books and records of the Partnership. Upon the determination of the General Partner or the request of a holder of Class A Convertible Common Units, the Partnership shall issue one or more non-negotiable certificates representing the Class A Convertible Common Units in the name of the holder of such Class A Convertible Common Units substantially in the form of Schedule L-4 hereto.

Section 1.4 Transfers.

A holder of Class A Convertible Common Units shall be entitled to transfer his or her Class A Convertible Common Units to the same extent, and subject to the same restrictions as holders of Common Units are entitled to transfer their Common Units pursuant to Article 11 of the Partnership Agreement.

Section 1.5 Legend.

The books and records of the Partnership as maintained by the General Partner or by its agent (or if applicable any certificate evidencing a Class A Convertible Common Unit) shall bear an appropriate notation or legend indicating that additional terms, conditions and restrictions on transfer apply to Class A Convertible Common Units.

Section 1.6 Distributions.

A. Declaration and Record Date. Subject to Article 5 and Article 8 of the Partnership Agreement, the holders of Class A Convertible Common Units will be entitled to receive, when, as and if declared by the Partnership acting through the General Partner, out of Available Cash, cash distributions payable on a quarterly basis and, in accordance with Section 5.1(iii) of the Partnership Agreement, at the same time as regularly scheduled distributions are paid on the Common Units, to Class A Convertible Common Unit Limited Partners who are Partners on the Partnership Record Date with respect to such distribution (and to each such Class A Convertible Common Unit Limited Partner with respect to the Class A Convertible Common Units held by such Class A Convertible Common Unit Limited Partners on such Partnership Record Date), in an amount per unit described in Section 1.6B.

B. Distribution Amount. Any distribution declared and payable with respect to the Class A Convertible Common Units in accordance with Section 1.6A shall be equal to (i) if the amount of the Common Unit distribution payable at such time is equal to or greater than $0.40 per Unit, the Class A Convertible Common Unit Distribution Amount and (ii) if the amount of the Common Unit distribution payable at such time is less than $0.40 per unit, the Class A Convertible Common Unit Distribution Amount multiplied by a fraction (x) the numerator of which is the per unit amount of such distribution on the Common Units and (y) the denominator of which is $0.40. The holders of the Class A Convertible Common Units, shall not be entitled to any distributions, whether payable in cash, other property or otherwise, in excess of the Class A Convertible Common Unit Distribution Amount per quarter for each Class A Convertible Common Unit held by such holder on the applicable Partnership Record Date and, to the extent that more than one distribution is paid on the Common Units in any such quarter, no further distributions are required to be paid to the holders of the Class A Convertible Common Units so long as they have received per unit distributions equal to the full amount of the Class A Convertible Common Unit Distribution Amount for any such quarter at or prior to any such additional distribution on the Common Units.

C. Common Unit Distributions. For avoidance of doubt, subject to Section 1.6B, distributions on Class A Convertible Common Units and on Common Units shall be declared and paid contemporaneously.

Section 1.7 Allocations.

The allocations to which holders of Class A Convertible Common Units will be entitled with respect to their Class A Convertible Common Units will be determined in accordance with the terms of the Partnership Agreement, including, without limitation, Article 6 thereof.

Section 1.8 Percentage Interest.

The Percentage Interest of the Class A Convertible Common Unit Limited Partners with respect to the Class A Convertible Common Units shall be as set forth on the books and records of the Partnership maintained by the General Partner. The outstanding Class A Convertible Common Units shall be included in the number of outstanding Common Units on an as converted basis (i.e., each outstanding Class A Convertible Common Unit multiplied by the Class A Convertible Common Unit Conversion Factor in effect on the date of determination) for the purpose of any calculation of the Percentage Interests of the Common Units (with respect to consents, voting or otherwise).

Section 1.9 Right to Convert Class A Convertible Common Units into Common Units.

A. Conversion Right. Subject to the terms hereof, a holder of Class A Convertible Common Units shall have the right (the “Class A Convertible Common Unit Conversion Right”), at his, her or its option, at any time to convert all or a portion of his, her or its Class A Convertible Common Units into a number (or fraction thereof) of fully paid and non-assessable Common Units equal to (x) the number of Class A Convertible Common Units to be so converted multiplied by (y) the Class A Convertible Common Unit Conversion Factor for the period in which such conversion is elected.

B. Notice. In order to exercise his, her or its Conversion Right, a holder of Class A Convertible Common Units shall deliver a notice to the Partnership (a “Class A Convertible Common Unit Conversion Notice”) in the form attached as Schedule L-2 hereto not less than 10 nor more than 60 days prior to a date (the “Class A Convertible Common Unit Conversion Date”) specified in such Class A Convertible Common Unit Conversion Notice, together with any certificates representing such Class A Convertible Common Units that may have been issued to such holder. Each holder of Class A Convertible Common Units covenants and agrees with the Partnership that all Class A Convertible Common Units to be converted pursuant to this Section 1.9 shall be free and clear of all liens, claims and/or encumbrances whatsoever. Notwithstanding anything herein to the contrary (but subject to Article 8 of the Partnership Agreement), a holder of Class A Convertible Common Units may deliver a Notice of Redemption pursuant to Section 8.6 of the Partnership Agreement relating to those Common Units that will be issued to such holder upon conversion of such Class A Convertible Common Units into Common Units in advance of the Class A Convertible Common Unit Conversion Date; provided, however, that the redemption of such Common Units by the Partnership shall in no event take place prior to the later of (i) the Class A Convertible Common Unit Conversion Date and (ii) the date that is one year following the issuance date of the Class A Convertible Common Units. For clarity, it is noted that the objective of this paragraph is to put a holder of Class A Convertible Common Units in a position where, if he or she so wishes, the Common Units into which his or her Class A Convertible Units will be converted can be redeemed by the Partnership in accordance with Section 8.6 of the Partnership Agreement simultaneously with such conversion, with the further consequence that, if the Company elects to assume the Partnership’s redemption obligation with respect to such Common Units under Section 8.6.B of the Partnership Agreement by delivering to such holder REIT Shares, then such holder can have such REIT Shares issued to him or her simultaneously with the conversion of his or her Class A Convertible Common Units into Common Units. The General Partner shall cooperate with a holder of Class A Convertible Common Units to coordinate the timing of the different events described in the foregoing sentence.

Section 1.10 Conversion Procedures.

Subject to any redemption of Common Units to be received upon the conversion of Class A Convertible Common Units, a conversion of Class A Convertible Common Units for which the holder thereof has given a Class A Convertible Common Unit Conversion Notice shall occur automatically after the close of business on the applicable Class A Convertible Common Unit Conversion Date without any action on the part of such holder of Class A Convertible Common Units, as of which time such holder of Class A Convertible Common Units shall be credited on the books and records of the Partnership with the issuance as of the opening of business on the next day of the number of Common Units issuable upon such conversion; provided, that in the event that a certificate representing any such Class A Convertible Common Units has been issued to such holder, the conversion shall not be effective unless and until such certificate has been delivered to the Partnership. After the conversion of Class A Convertible Common Units as aforesaid, the Partnership shall deliver to such holder of Class A Convertible Common Units, upon his or her written request, a certificate of the General Partner certifying the number of Common Units and remaining Class A Convertible Common Units, if any, held by such Person immediately after such conversion.

Upon the determination of the General Partner or the request of a holder of Class A Convertible Common Units, the Partnership shall issue one or more non-negotiable certificates representing the Common Units into which any Class A Convertible Common Units are converted in the name of the holder of such Common Units substantially in the form of Exhibit D-1 to the Partnership Agreement.

Section 1.11 Right to Redeem Class A Convertible Common Units.

The Class A Convertible Common Units may not be redeemed prior to October 7, 2025. On or after such date, the Partnership may in its sole discretion at any time from time to time elect to redeem any or all of outstanding Class A Convertible Common Units, at a redemption price, payable in cash, equal to the product of (i) the number of Class A Convertible Common Units being redeemed, (ii) the Class A Convertible Common Unit Price and (iii) the Class A Convertible Common Unit Conversion Factor. Immediately prior to any redemption of Class A Convertible Common Units, to the extent that distributions have not been paid to holders of Class A Convertible Common Units for the quarter in which such redemption is to occur, the Partnership shall pay a distribution in cash to the holders of Class A Convertible Common Units in an amount per unit equal to the Class A Convertible Common Unit Distribution Amount multiplied by a fraction (A) the numerator of which is the number of days in such quarter through the redemption date and (B) the denominator of which is the total number of days in such quarter.

Notwithstanding the foregoing, the holders of Class A Convertible Common Units shall have the right, at their option, at any time before or after any notice of redemption and prior to redemption, to convert all or any portion of their Class A Convertible Common Units pursuant to Section 1.9 herein.

Section 1.12 Redemption Procedures.

Notice of redemption will be sent by the Partnership to the holders of the Class A Convertible Common Units to be redeemed not less than 30 nor more than 60 days prior to the date of redemption. Such notice shall state: (A) the redemption date; (B) the redemption price; (C) the number of Class A Convertible Common Units to be redeemed; (D) the place or places where the Class A Convertible Common Units are to be surrendered for payment of the redemption price; and (E) that distributions on the Class A Convertible Common Units to be redeemed will no longer be paid after such redemption date. If less than all of the Class A Convertible Common Units are to be redeemed, the notice shall also specify the number of Class A Convertible Common Units to be redeemed.

Except to the extent that the Class A Convertible Common Units to be redeemed are converted into Common Units pursuant to Section 1.9 prior to the redemption date as permitted by Section 1.11, on or after the redemption date, the Class A Convertible Common Units to be redeemed shall be presented and surrendered, and any certificates representing such Class A Convertible Common Units that may have been issued with respect thereto shall be delivered, at the place designated in the notice of redemption and thereupon the redemption price of such Class A Convertible Common Units shall be paid to the holder of such redeemed Class A Convertible Common Unit and each redeemed Class A Convertible Common Unit shall be canceled.

From and after the redemption date (unless the Partnership defaults in payment of the redemption price), all distributions on the Class A Convertible Common Unit designated for redemption in such notice and not converted to Common Units prior to the redemption date, shall no longer be payable and all rights of the holders of the Class A Convertible Common Units, except the right to receive the redemption price thereof, shall cease and terminate, and such Class A Convertible Common Units shall not be deemed to be outstanding for any purpose whatsoever.

Section 1.13 Treatment of Capital Account.

For purposes of making future allocations under Article 6 of the Partnership Agreement, as amended from time to time, the portion of the Economic Capital Account Balance of the applicable holder of Class A Convertible Common Units that is treated as attributable to his or her Class A Convertible Common Units shall be reduced, as of the date of conversion, by the product of the number of Class A Convertible Common Units converted and the Common Unit Economic Balance.

Section 1.14 Capital Transactions; Mandatory Conversion in Connection with a Cash Capital Transaction.

A. If the Partnership, the General Partner or the Company shall be a party to any transaction (including without limitation a merger, consolidation, unit exchange, self-tender offer for all or substantially all Common Units or other business combination or reorganization, or sale of all or substantially all of the Partnership’s assets, excluding any transaction which requires an adjustment to be made pursuant to Schedule L-1), in each case as a result of which Common Units shall be exchanged for or converted into the right to receive, or the holders of Common Units shall otherwise be entitled to receive, solely cash or other property (other than securities in the surviving company of any such transaction or Affiliate thereof) or any combination thereof (each of the foregoing being referred to herein as a “Cash Capital Transaction”), then the General Partner may, immediately prior to the Cash Capital Transaction, exercise its right to cause a Class A Convertible Common Unit Forced Conversion (as defined below) with respect to the maximum number of Class A Convertible Common Units then eligible for conversion.

B. In anticipation of the consummation of any Capital Transaction (as defined in Exhibit K), whether or not a Class A Convertible Common Unit Forced Conversion is applicable, the Partnership shall cause each holder of Class A Convertible Common Units to be afforded the right to receive in connection with such Capital Transaction in consideration for the Common Units into which his or her Class A Convertible Common Units may be converted the same kind and amount of cash, securities and other property (or any combination thereof) receivable upon the consummation of such Capital Transaction by a holder of the same number of Common Units, assuming such holder of Common Units is not a Constituent Person (as defined in Exhibit K), or an Affiliate of a Constituent Person. In the event that holders of Common Units have the opportunity to elect the form or type of consideration to be received upon consummation of the Capital Transaction, prior to such Capital Transaction the General Partner shall give prompt written notice to each holder of Class A Convertible Common Units of such election, and shall afford such holders the right to elect, by written notice to the General Partner, the form or type of consideration to be received upon conversion of each Class A Convertible Common Unit held by such holder into Common Units in connection with such Capital Transaction. If, in connection with any Cash Capital Transaction, a holder of Class A Convertible Common Units fails to make such an election, such holder (and any of its transferees) shall receive upon conversion of each Class A Convertible Common Unit held by him, her or it (or by any of his, her or its transferees) the same kind and amount of consideration that a holder of a Common Unit would receive if such holder of Common Units failed to make such an election.

C. Subject to the rights of the Partnership and the General Partner, the Partnership shall cause the terms of any Capital Transaction to be consistent with the provisions of this Section 1.14 and, with respect to any Capital Transaction (other than a Cash Capital Transaction) to enter into an agreement with the successor or purchasing entity, as the case may be, for the benefit of any holders of Class A Convertible Common Units whose Class A Convertible Common Units will not be converted into Common Units in connection with the Capital Transaction that will contain provisions enabling the holders of Class A Convertible Common Units that remain outstanding after such Capital Transaction to preserve as far as reasonably possible under the circumstances the distribution, special allocation, conversion, and other rights set forth in this Exhibit L and the Partnership Agreement.

D. For purposes of this Section 1.14, the Partnership, at any time at the election of the General Partner in connection with a Cash Capital Transaction, shall cause all of Class A Convertible Common Units held by a holder of Class A Convertible Common Units to be converted (a “Class A Convertible Common Unit Forced Conversion”) into a number of Common Units (after giving effect to any adjustments made pursuant to Schedule L-1 and the Class A Convertible Common Unit Conversion Factor). In order to exercise its right to cause a Class A Convertible Common Unit Forced Conversion, the Partnership shall deliver a notice (a

“Class A Convertible Common Unit Forced Conversion Notice”) in the form attached as Schedule L-3 hereto to the applicable holder not less than 10 nor more than 60 days prior to the Class A Convertible Common Unit Conversion Date specified in such Class A Convertible Common Unit Forced Conversion Notice. A Forced Class A Convertible Common Unit Conversion Notice shall be provided in the manner provided in Section 15.1 of the Partnership Agreement.

E. With respect to any Class A Convertible Common Units that are subject to a Class A Convertible Common Unit Forced Conversion and that are represented by a certificate, on and after the Class A Convertible Common Unit Conversion Date specified in the Class A Convertible Common Unit Forced Conversion Notice, the certificates representing all such Class A Convertible Common Units shall automatically be deemed to represent the Common Units into which such Class A Convertible Common Units were so converted upon the Class A Convertible Common Unit Forced Conversion without any action required on behalf of the Partnership, the General Partner, the holder or any other Person.

Section 1.15 Redemption Right of Common Units Issuable Upon Conversion.

Subject to the terms and conditions set forth in the Partnership Agreement, the holders of any Common Units issuable upon the conversion of any Class A Convertible Common Units shall have the same rights (and subject to the same terms and conditions and to be effected in the same manner), beginning on or after the date that is one year following the issuance date of the Class A Convertible Common Units that were converted into such Common Units, to redeem all or a portion of such Common Units in accordance with Article 8 of the Partnership Agreement.

Section 1.16 Voting Rights.

The Class A Convertible Common Unit Limited Partners shall be entitled to vote on matters on which the holders of Common Units are entitled to vote, together with the holders of Common Units as a single class; provided, each Class A Convertible Common Unit Limited Partner (with respect to its Class A Convertible Common Units) shall have a vote equal to the number of Class A Convertible Common Units held multiplied by the Class A Convertible Common Unit Conversion Factor in effect at the time such vote is taken. Additionally, the Class A Convertible Common Unit Limited Partners shall have the rights set forth in Section 1.17.

Section 1.17 Special Approval Rights.

The General Partner and/or the Partnership shall not, without the affirmative vote of holders of more than 50% of the then outstanding Class A Convertible Common Units affected thereby, given in person or by proxy, either in writing or at a meeting (voting separately as a class), take any action that would materially and adversely alter, change, modify or amend, whether by merger, consolidation or otherwise, the rights, powers or privileges of such Class A Convertible Common Units, subject to the following exceptions:

(i) no separate consent of the holders of Class A Convertible Common Units will be required if and to the extent that any such alteration, change, modification or amendment would, in a ratable and proportional manner, alter, change, modify or amend the rights, powers or privileges of the Common Units provided that any such alteration, change, modification or amendment does not affect the provisions of Sections 1.6, 1.7, 1.8, 1.9 and 1.10 hereof, and Section 5.1(iii) of the

Partnership Agreement as it relates to distributions on the Class A Convertible Common Units and the Common Units or the rights, powers or privileges of holders of Class A Convertible Common Units thereunder;

(ii) a merger, consolidation or other business combination or reorganization of the Partnership, the Company or any of their Affiliates shall not be deemed to materially and adversely alter, change, modify or amend the rights, powers or privileges of the Class A Convertible Common Units, so long as either (x) in connection with any Cash Capital Transaction, the holders of Class A Convertible Common Units either will receive, or will have the right to elect to receive, for each Class A Convertible Common Unit an amount of cash or other property (other than securities in the surviving company of any such transaction of any Affiliate thereof) equal to the amount of cash or other property (other than securities in the surviving company of any such transaction of any Affiliate thereof) that would be paid in respect of such Class A Convertible Common Unit had it been converted into Common Units, as applicable, (y) the Class A Convertible Common Units remain outstanding with their terms materially unchanged, or (z) if the Partnership is not the surviving entity in the merger, consolidation or other business combination or reorganization, the Class A Convertible Common Units are exchanged for a security of the surviving entity with terms that are materially the same with respect to rights to allocations, distributions, redemption, conversion and voting as the Class A Convertible Common Units;

(iii) any creation or issuance of Partnership Units (whether ranking junior to, on a parity with or senior to the Class A Convertible Common Units in any respect), which either (x) does not require the consent of the holders of Common Units or (y) does require such consent and is authorized by a vote of the holders of Common Units, together with any other class or series of units of limited partnership interest in the Partnership upon which like voting rights have been conferred, shall not be deemed to materially and adversely alter, change, modify or amend the rights, powers or privileges of the Class A Convertible Common Units; and

(iv) any waiver by the Partnership of restrictions or limitations applicable to any outstanding Class A Convertible Common Units with respect to any holder or holders thereof shall not be deemed to materially and adversely alter, change, modify or amend the rights, powers or privileges of the Class A Convertible Common Units with respect to other holders. For the avoidance of doubt, the General Partner in its sole discretion may waive any restrictions or limitations (including transfer restrictions) applicable to any outstanding Class A Convertible Common Units with respect to any holder or holders at any time and from time to time. Any such determination in the General Partner’s discretion in respect of such Class A Convertible Common Units shall be final and binding. Such determinations need not be uniform and may be made selectively among holders of Class A Convertible Common Units, whether or not such holders are similarly situated, and shall not constitute the breach of any duty hereunder or otherwise existing at law, in equity or otherwise.

The foregoing special approval rights will not apply if, as of or prior to the time when the action with respect to which such vote would otherwise be required will be taken or be effective, all outstanding Class A Convertible Common Units shall have been converted and/or redeemed, or provision is made for such redemption and/or conversion to occur as of or prior to such time, including pursuant to Section 1.14.

[End of text]

IN WITNESS WHEREOF, the undersigned has hereby executed this Amendment as of the date first written above.

PROLOGIS, INC.
a Maryland corporation the general partner

By:	/s/ Michael T. Blair
	Name:	Michael T. Blair
	Title:	Managing Director and Assistant Secretary

Schedule L-1

Class A Convertible Common Unit Conversion Factor, as may be adjusted by the Adjustments to the Class A Convertible Common Unit Conversion Factor (as defined below), shall be determined on a per unit basis and shall be equal to a fraction (which may be equal to, less than or greater than one (1)) calculated using the following equation:

Class A Convertible Common Unit Conversion Factor*	=	Class A Convertible Common Unit Price – [NPV of Excess Quarterly Distributions] +[NPV of Deficit Quarterly Distributions
Class A Convertible Common Unit Price

Excess Quarterly Distribution means, with respect to each quarter in which distributions are paid on the Class A Convertible Common Units in accordance with Section 1.6, the amount, if any, by which such per unit distribution on the Class A Convertible Common Units exceeds the per unit distribution(s) on the Common Units (including but not limited to special distributions) paid during such quarter (but in no event shall such amount be less than zero). So for example, if the per unit distribution paid on the Class A Convertible Common Units during any quarter is $0.64665 and the per unit distribution(s) paid on the Common Units during such quarter is $0.40, then the Excess Quarterly Distribution with respect to such quarter will be $0.24665 ($0.64665 minus $0.40); and for further example, if the per unit distribution paid on the Class A Convertible Common Units during any quarter is $0.64665 and the per unit distribution(s) paid on the Common Units during such quarter is $0.90, then the Excess Quarterly Distribution with respect to such quarter will be zero ($0.64665 minus $0.90, but not less than zero). For purposes hereof, the term “special distributions” shall mean distributions of any type or kind whatsoever on the Common Units in addition to, or in lieu of, regularly scheduled quarterly distributions.

Deficit Quarterly Distribution means, with respect to each quarter in which distributions are paid on the Common Units in accordance with Section 1.6 or otherwise, the amount, if any, by which such per unit distribution(s) on the Common Units (including but not limited to special distributions) exceed the per unit distribution on the Class A Convertible Common Units with respect to such quarter (but in no event shall such amount be less than zero). So for example, if the per unit distribution(s) paid on the Common Units during any quarter is $0.90 and the per unit distribution paid on the Class A Convertible Common Units during such quarter is $0.64665, then the Deficit Quarterly Distribution for such quarter will be $0.25335 ($0.90 minus $0.64665); and for further example, if the per unit distribution(s) paid on the Common Units during any quarter is $0.40 and the per unit distribution paid on the Class A Convertible Common Units during such quarter is $0.64665, then the Deficit Quarterly Distribution for such quarter will be zero ($0.40 minus $0.64665, but not less than zero).

NPV of Excess Quarterly Distributions means, as of the applicable Class A Convertible Common Unit Conversion Date, the aggregate amount of the present values, using a discount rate of 7.5% on an annual basis and using the XNPV function on Microsoft Excel or equivalent function to incorporate actual payment dates of Excess Quarterly Distributions, as of the issuance date of the Class A Convertible Common Units, calculated on a quarterly and per unit basis, of each of the Excess Quarterly Distributions for each and every quarter ending prior to or on the Class A Convertible Common Unit Conversion Date.

NPV of Deficit Quarterly Distributions means as of the applicable Class A Convertible Common Unit Conversion Date, the aggregate amount of the present values, using a discount rate

Schedule L-1

of 7.5% on an annual basis and using the XNPV function on Microsoft Excel or equivalent function to incorporate actual payment dates of Deficit Quarterly Distributions, as of the issuance date of the Class A Convertible Common Units, calculated on a quarterly and per unit basis, of each of the Deficit Quarterly Distributions for each and every quarter ending prior to or on the Class A Convertible Common Unit Conversion Date.

*Adjustments to the Class A Convertible Common Unit Conversion Factor. The General Partner shall maintain a correspondence between the Class A Convertible Conversion Factor and the amount of Common Units issuable upon the conversion of Class A Convertible Common Units, to take into account events with respect to the Common Units, such as distributions of additional Partnership Units, unit splits, subdivisions, reverse unit splits, combination, distribution of warrants or options and distributions of evidences of indebtedness or assets not received by the Partners pursuant to a pro rata distribution by the Partnership, so that the holders of the Class A Convertible Common Units will not be adversely affected by any such events. If more than one such event triggers an adjustment, the adjustment to the Class A Convertible Common Units need be made only once using a single formula that takes into account the multiple events as if they all occurred simultaneously. If in the reasonable opinion of the General Partner an adjustment to the Class A Convertible Conversion Factor is required to maintain the correspondence between the Class A Convertible Conversion Factor and the amount of Common Units issuable upon the conversion of Class A Convertible Common Units, the General Partner shall make such adjustment in such manner and at such time as the General Partner, in its reasonable discretion, may determine to be appropriate under the circumstances to maintain such correspondence. If an adjustment is made to the Class A Convertible Conversion Factor as herein provided, the Partnership shall promptly (i) file in the books and records of the Partnership an officer’s certificate setting forth such adjustment and a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment absent manifest error, and (ii) give notice thereof to the holders of Class A Convertible Common Units.

Schedule L-2

Notice of Election by Partner to Convert Class A Convertible Common Units into Common Units

The undersigned holder of Class A Convertible Common Units hereby irrevocably elects to convert the number of Class A Convertible Common Units in Prologis, L.P. (the “Partnership”) set forth below into Common Units in accordance with the terms of the Thirteenth Amended and Restated Agreement of Limited Partnership of the Partnership, as amended[, and hereby delivers Certificate No.             representing such Class A Convertible Common Units]. The undersigned hereby represents, warrants, and certifies that the undersigned: (a) has title to such Class A Convertible Common Units, free and clear of the rights or interests of any other Person other than the Partnership; (b) has the full right, power, and authority to cause the conversion of such Class A Convertible Common Units as provided herein; and (c) has obtained the consent or approval of all persons or entities, if any, having the right to consent or approve such conversion.

Name of Holder:

(Please Print: Exact Name as Registered with Partnership)

Number of Class A Convertible Common Units to be Converted:

Conversion Date:

(Signature of Holder: Sign Exact Name as Registered with Partnership)

(Street Address)

(City) (State) (Zip Code)

Medallion Guarantee:

Schedule L-3

Notice of Election by Partnership to Force Conversion

of Class A Convertible Common Units into Common Units

Prologis, L.P. (the “Partnership”) hereby irrevocably elects to cause the number of Class A Convertible Common Units held by the holder of Class A Convertible Common Units set forth below to be converted into Common Units in accordance with the terms of the Agreement of Limited Partnership of the Partnership, as amended.

Name of Holder:

(Please Print: Exact Name as Registered with Partnership)

Number of Class A Convertible Common Units to be Converted:

Conversion Date:

[The Class A Convertible Common Units are represented by Certificate No.             , which certificate shall automatically represent                      Common Units as of the Conversion Date]

Schedule L-4

CERTIFICATE FOR

CLASS A CONVERTIBLE COMMON UNITS OF

PROLOGIS, L.P.

No.	CLASS A CONVERTIBLE COMMON UNITS

Prologis, Inc. as the General Partner of Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), hereby certifies that                     is a Limited Partner of the Operating Partnership whose Partnership Interests therein, as set forth in the Agreement of Limited Partnership of Prologis, L.P., dated as of             , 20     (as it may be amended, modified or supplemented from time to time in accordance with its terms, (the “Partnership Agreement”), under which the Operating Partnership is existing (copies of which are on file at the Operating Partnership’s principal offices at Pier 1, Bay 1, San Francisco, California, 94111), represent             units of limited partnership interest in the Operating Partnership designated as a Class A Convertible Common Unit (the “Class A Convertible Common Units”).

Each Partnership Interest shall constitute and shall remain a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. § 8-101, et. seq.) (the “UCC”), such provision of Article 8 of the UCC shall be controlling.

THE CLASS A CONVERTIBLE COMMON UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE CLASS A CONVERTIBLE COMMON UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE CLASS A CONVERTIBLE COMMON UNITS REPRESENTED BY THIS CERTIFICATE THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

Transfer of any or all of the Class A Convertible Common Units evidenced by this Certificate can be effected only after compliance with all of the foregoing restrictions and the presentation to the Partnership of this Certificate, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an application for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such Transfer.

This Certificate and the Partnership Interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

DATED: , 20 .

PROLOGIS, INC.

General Partner of
Prologis, L.P.

ATTEST:
By:	By:

Schedule L-4

(REVERSE SIDE OF CERTIFICATE)

ASSIGNMENT OF CLASS A CONVERTIBLE COMMON UNITS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                           (print or typewrite name of transferee),                                          (insert Social Security or other taxpayer identification number of transferee), the following number Class A Convertible Common Units:                                          (identify the number of units being transferred) effective as of the date specified in the Application for Transfer of Class A Convertible Common Units below, and irrevocably constitutes and appoints                                          and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Partnership, with full power of substitution in the premises.

Dated:	Signature:
(Transferor)
Address:

APPLICATION FOR TRANSFER OF CLASS A CONVERTIBLE COMMON UNITS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the number of Class A Convertible Common Units described above (the “Transfer”) and applies to be admitted to the Partnership as a Limited Partner of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Partnership Agreement, (c) represents that the Transfer complies with the terms and conditions of the Partnership Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a Joinder to the Partnership Agreement), in form and substance satisfactory to the Partnership, as the Partnership reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a Limited Partner and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Partnership Agreement with respect to the Class A Convertible Common Units described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Partnership Agreement.

The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Partnership as a Limited Partner shall be effective as of                                         .

Name of Transferee (Print)

Dated:	Signature:
(Transferee)
Address:

The Partnership has determined (a) that the Transfer described above is permitted by the Partnership Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a Limited Partner effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Partnership the admission of the Applicant as a Limited Partner, and subject to Section 1.3 of Exhibit L to the Partnership Agreement, to issue a new certificate evidencing the Partnership Units which are the subject of the Transfer in the name of the Applicant.

PROLOGIS, INC.

General Partner of
Prologis, L.P.

ATTEST:
By:	By:

EXHIBIT B

NOTICE OF REDEMPTION

The undersigned hereby [irrevocably] (i) exchanges                      Limited Partnership Units in Prologis, L.P. [represented by Certificate No.             ] in accordance with the terms of the Limited Partnership Agreement of Prologis, L.P. dated as of                     , as amended, and the rights of Redemption referred to therein, (ii) surrenders such Limited Partnership Units and all right, title and interest therein [and hereby delivers Certificate No.              representing such Limited Partnership Units] and (iii) directs that the cash (or, if applicable, REIT Shares) deliverable upon Redemption or exchange be delivered to the address specified below, and if applicable, that such REIT Shares be registered or placed in the name(s) and at the address(es) specified below.

Dated:
Name of Limited Partner:

(Signature of Limited Partner)

(Street Address)

(City) (State) (Zip Code)

Signature Guaranteed by:

Issue REIT Shares in the name of:

Please insert social security or identifying number:

Address (if different than above):

B-1

EXHIBIT D-1

FORM OF PARTNERSHIP UNIT CERTIFICATE

CERTIFICATE FOR PARTNERSHIP UNITS OF

PROLOGIS, L.P.

No.	UNITS

Prologis, Inc. as the General Partner of Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), hereby certifies that                      is a Limited Partner of the Operating Partnership whose Partnership Interests therein, as set forth in the Agreement of Limited Partnership of Prologis, L.P., dated as of             , 20     (as it may be amended, modified or supplemented from time to time in accordance with its terms, (the “Partnership Agreement”), under which the Operating Partnership is existing (copies of which are on file at the Operating Partnership’s principal offices at Pier 1, Bay 1, San Francisco, California, 94111), represent              units of limited partnership interest in the Operating Partnership (the “Partnership Units”).

Each Partnership Interest shall constitute and shall remain a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. § 8-101, et. seq.) (the “UCC”), such provision of Article 8 of the UCC shall be controlling.

THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

Transfer of any or all of the Partnership Units evidenced by this Certificate can be effected only after compliance with all of the foregoing restrictions and the presentation to the Partnership of this Certificate, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an application for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such Transfer.

This Certificate and the Partnership Interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

DATED: , 20 .
PROLOGIS, INC.

General Partner of
Prologis, L.P.
ATTEST:
By:	By:

D-1

(REVERSE SIDE OF CERTIFICATE)

ASSIGNMENT OF PARTNERSHIP UNITS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                          (print or typewrite name of transferee),                      (insert Social Security or other taxpayer identification number of transferee), the following number Partnership Units:                      (identify the number of units being transferred) effective as of the date specified in the Application for Transfer of Partnership Units below, and irrevocably constitutes and appoints                                          and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Partnership, with full power of substitution in the premises.

Dated:	Signature:
(Transferor)
Address:

APPLICATION FOR TRANSFER OF PARTNERSHIP UNITS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the number of Partnership Units described above (the “Transfer”) and applies to be admitted to the Partnership as a Limited Partner of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Partnership Agreement, (c) represents that the Transfer complies with the terms and conditions of the Partnership Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a Joinder to the Partnership Agreement), in form and substance satisfactory to the Partnership, as the Partnership reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a Limited Partner and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Partnership Agreement with respect to the Partnership Units described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Partnership Agreement.

The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Partnership as a Limited Partner shall be effective as of                     .

Name of Transferee (Print)

Dated:	Signature:
(Transferee)
Address:

The Partnership has determined (a) that the Transfer described above is permitted by the Partnership Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a Limited Partner effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Partnership the admission of the Applicant as a Limited Partner and subject to Section 4.7(B)(iii) of the Partnership Agreement, to issue a new certificate evidencing the Partnership Units which are the subject of the Transfer in the name of the Applicant.

PROLOGIS, INC.

General Partner of
Prologis, L.P.
ATTEST:
By:	By:

D-1

EXHIBIT D-2

FORM OF PARTNERSHIP UNIT CERTIFICATE

CERTIFICATE FOR PERFORMANCE UNITS OF

PROLOGIS, L.P.

No.	UNITS

Prologis, Inc. as the General Partner of Prologis, L.P., a Delaware limited partnership (the “Operating Partnership”), hereby certifies that                      is a Limited Partner of the Operating Partnership whose Partnership Interests therein, as set forth in the Agreement of Limited Partnership of Prologis, L.P., dated as of             , 20     (as it may be amended, modified or supplemented from time to time in accordance with its terms, (the “Partnership Agreement”), under which the Operating Partnership is existing (copies of which are on file at the Operating Partnership’s principal offices at Pier 1, Bay 1, San Francisco, California 9411), represent              performance units (as defined in the Partnership Agreement) of limited partnership interest in the Operating Partnership (the “Performance Units”).

Each Partnership Interest shall constitute and shall remain a “security” within the meaning of (i) Section 8-102(a)(15) of the Uniform Commercial Code as in effect from time to time in the States of Delaware and New York and (ii) the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995. Notwithstanding any provision of this Agreement to the contrary, to the extent that any provision of this Agreement is inconsistent with any non-waivable provision of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware (6 Del C. § 8-101, et. seq.) (the “UCC”), such provision of Article 8 of the UCC shall be controlling.

THE PERFORMANCE UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PERFORMANCE UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE PERFORMANCE UNITS REPRESENTED BY THIS CERTIFICATE THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

Transfer of any or all of the Performance Units evidenced by this Certificate can be effected only after compliance with all of the foregoing restrictions and the presentation to the Partnership of this Certificate, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such transfer, and an application for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such Transfer.

This Certificate and the Partnership Interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

DATED: , 20 .

PROLOGIS, INC.

General Partner of
Prologis, L.P.

ATTEST:
By:	By:

D-2

(REVERSE SIDE OF CERTIFICATE)

ASSIGNMENT OF PERFORMANCE UNITS

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                               (print or typewrite name of transferee),                                               (insert Social Security or other taxpayer identification number of transferee), the following number Performance Units:                                               (identify the number of units being transferred) effective as of the date specified in the Application for Transfer of Performance Units below, and irrevocably constitutes and appoints __________________________ and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Partnership, with full power of substitution in the premises.

Dated:	Signature:
(Transferor)
Address:

APPLICATION FOR TRANSFER OF PERFORMANCE UNITS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the number of Performance Units described above (the “Transfer”) and applies to be admitted to the Partnership as a Limited Partner of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Partnership Agreement, (c) represents that the Transfer complies with the terms and conditions of the Partnership Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a Joinder to the Partnership Agreement), in form and substance satisfactory to the Partnership, as the Partnership reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a Limited Partner and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Partnership Agreement with respect to the Performance Units described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Partnership Agreement.

The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Partnership as a Limited Partner shall be effective as of                     .

Name of Transferee (Print)

Dated:	Signature:
(Transferee)
Address:

The Partnership has determined (a) that the Transfer described above is permitted by the Partnership Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a Limited Partner effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Partnership the admission of the Applicant as a Limited Partner.

PROLOGIS, INC.

General Partner of
Prologis, L.P.

ATTEST:
By:	By:

D-2